Parnassus Funds

February 18, 2015

Supplement to the Prospectus dated May 1, 2014 (as Amended and Restated September 19, 2014)

Parnassus Small Cap Fund

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Merger of Parnassus Small Cap Fund into Parnassus Mid Cap Fund

The Board of Trustees of the Parnassus Small Cap Fund (the “Small Cap Fund”) and the Parnassus Mid Cap Fund, each a series of Parnassus Funds (the “Trust”), has approved a proposal for the Small Cap Fund to be merged into the Mid Cap Fund. In connection with the merger, all of the Small Cap Fund’s assets will be transferred to the Mid Cap Fund, and shareholders of the Small Cap Fund will receive shares of the Mid Cap Fund in exchange for their shares, on a tax-free basis.

The merger does not require approval of the shareholders of the Small Cap Fund, but shareholders of the Small Cap Fund may redeem their shares prior to the merger. Effective March 16, 2015, the Parnassus Small Cap Fund will stop accepting (1) orders to purchase shares of the Fund and (2) orders to exchange shares of another one of the Parnassus Funds for shares of the Small Cap Fund. The merger is expected to occur on or about April 24, 2015. The expenses of the merger will be borne by the investment adviser to the funds.

The Trust will file a prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the proposed merger. The definitive Form N-14 Prospectus (when available) will be sent to shareholders of the Small Cap Fund. Shareholders of the Small Cap Fund are urged to read the Form N-14 Prospectus when it becomes available, because it will contain important information about the proposed merger.

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The date of this Supplement is February 18, 2015.

Please retain this Supplement for future reference